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                                                                    EXHIBIT 23.2
                                                                    ------------






                        CONSENT OF INDEPENDENT AUDITORS


         We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the IntraNet Solutions, Inc. 1997 Director Stock Option Plan of our report dated June 30, 1997 with respect to the consolidated financial statements of IntraNet Solutions, Inc. included in its Annual Report (Form 10-KSB) for the year ended March 31, 1998, filed with the Securities and Exchange Commission.



                                             ERNST & YOUNG LLP




Minneapolis, Minnesota
October 30, 1998
















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